Exhibit 10.1

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AS INDICATED BY [REDACTED] AND SEPARATELY FILED WITH THE COMMISSION.

North American Fleet, Lease	16800 Executive Plaza Dr.
& Remarketing Operations	Regent Court Bldg., 6N-1A
Dearborn, MI 48126

August 14, 2009

To:	Mike Schmidt, Vice President – Fleet Services
Avis Budget Car Rental, LLC

Subject: Avis Budget Car Rental 2010 Model Year Program Letter

This Avis Budget Car Rental, LLC 10 Model Year Program Letter (the "Program Letter") will confirm the agreement reached between Avis Budget Car Rental, LLC ("ABCR"), its affiliates and all entities it controls and Ford Motor Company ("Ford"), (the "Parties") pursuant to the 2008-2011 [REDACTED] Agreement (“Agreement”) regarding Acquisition of Ford Vehicles for the 2010 Acquisition Year (AY) by ABCR.  As agreed by both Parties, [REDACTED] in this Program and Ford will work directly with [REDACTED].

This Program Letter is subject to the terms of the Agreement, and to the extent of any inconsistency between this Program Letter and the Agreement, the Agreement shall control.  Terms used in this Letter that are defined in the Agreement shall have the meaning set forth in the Agreement.  Other than those items specifically identified in this Program Letter, all terms and conditions announced in related communications from Ford to ABCR regarding Ford's 2010 Model Daily Rental Repurchase Program and Ford's 2010 Model Daily Rental Long Term Risk Program (the "Program Communications"), which are also subject to the Agreement, control.  Terms used in this letter that are defined in such Program Communications shall have the meaning set forth in the Program Communications.

Like Kind Exchange Notification
Ford is hereby notified that ABCR and its subsidiaries, AESOP Leasing L.P. (“AESOP Leasing”), Avis Rent A Car System, LLC (“Avis”) and Budget Rent A Car System, Inc. (“Budget”), have engaged AESOP Exchange Corporation as a qualified intermediary (“QI”) for the purpose of facilitating a like kind exchange program under Section 1031 of the Internal Revenue Code of 1986, as amended.  As such, ABCR, AESOP Leasing, Avis and Budget have assigned to AESOP Exchange Corporation, acting in its capacity as QI, all of their rights, but not their obligations, in any existing manufacturer purchase agreements they may have with Ford for the purchase of replacement Vehicles and/or the repurchase of relinquished Vehicles.  This notification will apply to all future purchases of replacement Vehicles and/or the repurchases of relinquished Vehicles unless specifically excluded in writing.

[REDACTED] Agreement
As outlined in paragraph [REDACTED] of the Agreement, it is agreed an [REDACTED] Agreement shall not apply for calendar year 2010.

Purchase Volume & Timing
ABCR agrees to Acquire a Projected Annual Volume of [REDACTED] 2010 AY Ford Vehicles from the dealers of their choice in the United States.  ABCR agrees that for the 2010 Acquisition year only, notwithstanding any language to the contrary in the Agreement, this Projected Annual Volume of [REDACTED].  Ford agrees to make efforts to allocate a minimum of [REDACTED] 2010 AY Vehicles under the terms and conditions of Ford’s 2010 Model Daily Rental Repurchase Program and Ford’s 2010 Model Daily Rental Long Term Risk Program.  ABCR agrees to order a minimum [REDACTED] Vehicles from Ford for production prior to December 15, 2009, or an amount different from [REDACTED] if such amount is mutually agreed upon by the Parties.  In consideration of annual purchase volume timing, Acquisition Year as defined in the Agreement may be ended prior to August 31, 2010 as mutually agreed by both parties.

ABCR agrees to acquire Ford Vehicles in the mix outlined on Attachment I “Program Summary” attached hereto and incorporated herein.

The Parties hereto acknowledge and agree that the Agreement, this Program Letter, and the Program Communications relating to the acquisition by ABCR or its affiliates from Ford, and the repurchase by Ford, of Ford Vehicles (including model or program years other than 2010) shall constitute a single contract among the parties for all purposes, including in the event of a bankruptcy filing by any of the Parties.

Payments
Payments to ABCR are described below and outline on Attachment II “Payment Summary” attached hereto and incorporated herein.

[REDACTED]:  The annual [REDACTED] will be a [REDACTED] plus the agreed upon [REDACTED] according to the Agreement.  This will be paid pursuant to the Agreement via EFT.    ABCR agrees that if by June 1, 2010 it fails to have all [REDACTED] orders submitted into the Ford System and if such orders are not purchased by August 31, 2010, ABCR shall repay to Ford [REDACTED] made by Ford during the period of December 1, 2009– June 1, 2010.

[REDACTED]:  Pursuant to the Agreement, the [REDACTED] will apply to all acquisitions of Ford vehicles (excluding hybrids) by ABCR exceeding [REDACTED] total volume.

[REDACTED] ordered by ABCR will receive [REDACTED] per Vehicle for a total of [REDACTED].

[REDACTED] as outlined on Attachment II “Payment Summary” attached hereto and incorporated herein.  This payment will be made [REDACTED] following the sale date.  [REDACTED] when the Vehicles are returned.

Acquisition Year Definition and Order Timing:  The 2010 Acquisition Year (AY) is defined in the 2010 Model Daily Rental Repurchase Program and 2010 Model Long Term Rental Program and detailed in Attachment VIII "Program Year Volume" attached hereto and incorporated herein.

Risk Program
ABCR agrees to purchase [REDACTED] Risk Vehicles from Ford in the 2010 AY as outlined on Attachment I “Program Summary” [REDACTED] with mutual consent on volume and mix.   Vehicle mix and incentives are outlined on Attachment I “Program Summary and Attachment III "Risk Incentives" attached hereto and incorporated herein.  In order to be eligible for the enhanced portion of the Risk Incentives (the "Enhanced Incentive") ABCR agrees to adhere to minimum specifications detailed on Attachment IV "Minimum Risk Specifications" attached hereto and incorporated herein.  It is understood if the minimum risk specifications are not ordered the Risk Incentive will be reduced or may be eliminated.

[REDACTED] and are subject to incentive changes.  ABCR may choose to purchase [REDACTED].

All Risk Vehicles must be ordered with Fleet Identification Number (FIN) and option code 56K unless both parties mutually agree [REDACTED].  Risk incentive payments will be made monthly through the automated competitive allowance payment system.  Risk Vehicles [REDACTED] with the exception of any equipment changes or reconfigurations that affect the price.

Guaranteed Auction Value (GAV) Program Description
Ford and ABCR agree that the terms and conditions of the GAV Program shall be the same as the terms and conditions set forth in the 2010 Model Daily Rental Repurchase Program as amended by this Program Letter, except as follows:

a.           All references to "Repurchase" or "Repurchase Program" shall be deleted and replaced by "Guaranteed Auction Value," "GAV" or "Guaranteed Auction Value Program."  The terms "Guaranteed Auction Value" and "GAV" shall have the same meaning and shall be used interchangeably.

b.           The GAV shall be equal to the Repurchase Settlement Amount as defined in the Repurchase Programs and will be paid to ABCR in two separate transactions:  (1) the first payment will consist of Net Auction Proceeds and be paid by the Ford Sponsored Auction to ABCR as directed by ABCR; and (2) the second payment will consist of a GAV Supplement Amount ("GAVSA") to be paid by Ford on the Wednesday of the week following the sale of vehicles at the Ford Sponsored Auction.  The GAVSA shall be determined by calculating the GAV, deducting net auction proceeds and adding the interest reimbursement amount set forth in 2.c below.

c.           To reimburse ABCR for interest expense on vehicles held for sale at Ford Sponsored Auctions more than [REDACTED] days from Acceptance Date, an interest reimbursement amount will be included in the GAVSA as follows:

•           [REDACTED] Days           [REDACTED]
•           [REDACTED] Days           [REDACTED]
•           [REDACTED] Days           [REDACTED]

d.	Title to GAV vehicles will remain in the name of ABCR until the auction sale date at which time ABCR will transfer title, or cause title to be transferred, to the purchasing dealer.

e.
           On the [REDACTED] day after the Acceptance Date, vehicles not sold at a Ford Sponsored Auction will be repurchased by Ford and Ford will pay ABCR the Repurchase Settlement Amount set forth in the applicable Ford Repurchase Program for such model year.  In addition to the Repurchase Settlement Amount, Ford will also pay the interest reimbursement amount set forth in section 2.c herein.

f.	Notwithstanding anything to the contrary in the Repurchase Programs, as of the date of this Program Letter Ford shall be under no further obligation to repurchase vehicles except as set forth herein.

g.
           The Parties agree that this Program Letter amends the Ford 2009 Model Daily Rental Repurchase Program.  Except as specifically amended herein, all other terms and conditions in the 2010 Model Daily Rental Repurchase Program remain in effect.

GAV Program
ABCR agrees to purchase [REDACTED] Guaranteed Auction Value (GAV) Vehicles from Ford in the 2010 AY as outlined on Attachment I “Program Summary” unless both parties mutually agree [REDACTED], in which case the GAV volume [REDACTED].   As part of the ABCR GAV Program, Ford agrees to the below described enhancements to the announced 2010 Model Repurchase Program.  The ABCR Guaranteed Auction Value Program details are outlined on Attachment V "GAV Program Detail” " attached hereto and incorporated herein and is similar to previous years with a tiered program.
•	[REDACTED]
•	ABCR GAV volume will be ordered as 100% Days-In-Service Program 56Z (less any HI Vehicles 56G).

Days-In Service Program – Order Code 56Z (Overall Description)
•
The 2010 Days-In-Service Program (order code 56Z and not transferable to other program codes) the program has minor changes from the 09 [REDACTED] program and the changes are detailed below.  Program details are detailed on Attachment V "GAV Program Detail" and rates / availability are outlined on Attachment I "Program Summary". Mustang continues to be the only model that has a surcharge applied to the monthly depreciation rate based on the month of vehicle acceptance and is outlined on Attachment VI "Return Schedule".

▪	[REDACTED] days – [REDACTED] days
Econoline and Flex Mileage [REDACTED]

▪	[REDACTED] days – [REDACTED] days
Econoline and Flex Mileage [REDACTED]

▪	[REDACTED] days – [REDACTED] days
Reduced MOSD to [REDACTED] months from [REDACTED] months
Econoline and Flex Mileage [REDACTED]

▪	[REDACTED] days – [REDACTED] days ([REDACTED] months)
In Service changed to [REDACTED] months from [REDACTED] months
Removed Max Scheduled return date and [REDACTED] penalty

▪	[REDACTED] days – [REDACTED] days ([REDACTED] months)
No Changes

[REDACTED] will assume all the same guidelines [REDACTED] including any associated surcharge based on acceptance date [REDACTED].

[REDACTED]
•	[REDACTED]
•	[REDACTED] are set forth on Attachment VII [REDACTED] attached hereto and incorporated herein.
•	Any vehicle tendered for sale/repurchase, and rejected for any reason [REDACTED].
•	Vehicles must be ordered as GAV with order code 56 G or Z.
•	To claim [REDACTED] (regardless of AY) submit VINs through Ford's fleet website.
•	[REDACTED] must be claimed prior to the vehicle exceeding 180 days past the Maximum-Out-of-Service-Date (MOSD).
•	Claims submitted prior the 15th of the month will be paid at the end of the month; claims submitted after the 15th will be paid at the end of the next month.
•	[REDACTED] claims made in error can be reversed but will be charged [REDACTED] per annum interest from the claim date to the repayment date.
•
ABCR may claim [REDACTED] once the vehicle is delivered and after January 4, 2010.  ABCR will submit Vehicle Identification Numbers (VINs) as in the past through the Ford web site.  If the VIN is submitted prior to the 15th of the month it will be paid on the Wednesday following the last Saturday of the month.

Post Acceptance Chargeback
•	If Ford accepts a returned vehicle, the vehicle will not be subject to future chargeback for undetected issues except for oil sludge and title issues.

Recap of 2009 AY Attachments
Attachment I	Program Summary
Attachment II	Payment Summary
Attachment III	Risk Incentives
Attachment IV	Minimum Risk Specifications
Attachment V	GAV Program Detail
Attachment VI	Return Schedule
Attachment VII	[REDACTED]
Attachment VIII	Program Year Volume
Attachment IX	Calendar Year Volume

This rental program and all of the enhancements apply to the 2010 Program Year.  This Program Letter is subject to the terms of the Supply and Feature Agreement, contains the entire agreement between Ford and ABCR with respect to the subject matter hereof and supersedes any prior agreements and understandings, written or oral.  This Program Letter may only be changed by writing signed and delivered by the duly authorized representatives of ABCR and Ford.

Please concur by signing below signifying ABCR's acceptance of the 2010 Program Letter.  By executing this Annual Program Letter ABCR certifies that Ford's Fleet Program, including the [REDACTED].

Sincerely,

/s/ Susan Kizoff

Susan Kizoff, Rental Manager

Agreed:

Avis Budget Car Rental, LLC

/s/ Mike Schmidt	8/28/09
Mike Schmidt, Vice-President – Fleet Services	Date

Ford Motor Company Concurrence:

/s/ Ken Czubay	8/17/09
Ken Czubay, V.P. Sales & Marketing	Date

2010 Program Year

Ford Motor Company / Avis Budget Car Rental

PROGRAM SUMMARY

	BASE MTHLY DEP RATES a/			Risk Incentives b/			Additional Enhancements c/			VOLUME d/			Memo:
	2010 PROGRAM YEAR												Cum Dec.
	[REDACTED]	[REDACTED]	[REDACTED]	Spec A	Spec B	Spec C	Other	[REDACTED]	[REDACTED]	Risk	Repurchase e/	Total	Delivery f/
Cars
Focus	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Fusion	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Fusion Hybrid	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Milan j/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Mustang Coupe g/ h/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Mustang Convertible g/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Taurus	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Grand Marquis	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Towncar - (non L)	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKZ	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
				[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Cross Overs				[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Edge h/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKX	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Flex h/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
				[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
SUVs				[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Escape	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Escape Hybrid	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Mariner j/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Explorer	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Mountaineer j/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Expedition	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Expedition EL	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Navigator	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Ford Trucks
F-Series Super Crew	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Econoline Wagon	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

										[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

- - - - -

a/  Base rate (supply payment reduces rate) see Att II; [REDACTED] months see Att. V

b/  All-In Risk Incentive [REDACTED] see Att III

c/  [REDACTED] additional [REDACTED] incentive see Att II; [REDACTED]

d/  [REDACTED] with mutual agreement on mix & incentives

e/  Repurchase specifications detailed on Web

f/  Produced by 2nd week of December 2009; updated from 6/29 forecast

g/  Subject to additional depreciation charges depending on return acceptance date see Att VI

h/ [REDACTED]

j/  [REDACTED]

k/ Econoline [REDACTED] months minimum in service required

Attachment II

Ford Motor Company

2010 Program Year
Avis Budget Car Rental

PAYMENT SUMMARY

2010 Program Year
	Per Unit	Millions	Volume

CONTRACTUAL PAYMENTS

[REDACTED] a/

[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

[REDACTED] b/	[REDACTED]	[REDACTED]	[REDACTED]

[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

[REDACTED] c/

[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

[REDACTED] d/

- [REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

[REDACTED] e/

- [REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

- [REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

-------------------------------------------

a/	[REDACTED]

b/	[REDACTED]

c/	[REDACTED]

d/	[REDACTED]

e/	[REDACTED]

Attachment III

Ford Motor Company

2010 Program Year
Avis Budget Car Rental

Risk Incentives

Risk Payment Detail (Requires Order Code 56K)

	a/		b/			c/
	National		FIMPS					Total Value
	Fleet	+	Enhanced	=	Risk		=	Risk
10 Model Year Vehicles	Incentive		Incentive		Incentive	[REDACTED]		Payment

[REDACTED]	[REDACTED]		[REDACTED]		[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]		[REDACTED]		[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]	[REDACTED]		[REDACTED]		[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]		[REDACTED]		[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]		[REDACTED]		[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]	[REDACTED]		[REDACTED]		[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]		[REDACTED]		[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]	[REDACTED]		[REDACTED]		[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]		[REDACTED]		[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]	[REDACTED]		[REDACTED]		[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]	[REDACTED]		[REDACTED]		[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]	[REDACTED]		[REDACTED]		[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]		[REDACTED]		[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]		[REDACTED]		[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]	[REDACTED]		[REDACTED]		[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]	[REDACTED]		[REDACTED]		[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]		[REDACTED]		[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]	[REDACTED]		[REDACTED]		[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]		[REDACTED]		[REDACTED]	[REDACTED]		[REDACTED]

a/	[REDACTED]

b/	Incentive is based on minimum specifications. Paid via FIMPs monthly.

c/	[REDACTED]

d/	[REDACTED] maximum

Attachment IV

MINIMUM RISK SPECIFICATIONS
AVIS BUDGET CAR RENTAL
2010 Risk Program
Important Notes:
•	Minimum Model Required: Models lower than Spec A will not receive an Enhanced Incentive and will receive Off invoice incentive only.
•	Minimum Specifications Required: Required Options not ordered will reduce Enhanced Incentive based on option economics.
•	Upgrades in vehicle series and/or optional equipment are acceptable but will not increase incentives.
•	[REDACTED] and may vary in specs and pricing.

[REDACTED]	[REDACTED]
Spec A:	Spec A:
[REDACTED]	[REDACTED]
• Daytime Running Lamps (942)	• 6-speed Automatic Transmission (44W)
• Automatic Transmission (442)	• Daytime Running Lamps (942)
Spec B:	Spec B:
[REDACTED]	[REDACTED]
• Automatic Transmission (442)	• 6-speed Automatic Transmission (44W)
• Daytime Running Lamps (942)	• Daytime Running Lamps (942)
Note: [REDACTED] maximum

Spec C:
[REDACTED]
• 3.0L V-6 Flex fuel (incl 6-spd Auto (99G)
• Daytime Running Lamps (942)

[REDACTED]	[REDACTED]
Spec A:	Spec A:
[REDACTED]	[REDACTED]
• 4.0L V6 Engine (99N)	• 4.0L V6 Engine (99N)
• Automatic Transmission (44L)	• Automatic Transmission (44L)
• Daytime Running Lamps (61R)	• Daytime Running Lamps (61R)

Spec B:	Spec B:
[REDACTED]	[REDACTED]
• 4.0L V6 Engine (99N)	• 4.0L V6 Engine (99N)
• Automatic Transmission (44L)	• Automatic Transmission (44L)
• Daytime Running Lamps (61R)	• Daytime Running Lamps (61R)

[REDACTED]	[REDACTED]
Spec A:	Spec A:
[REDACTED]	[REDACTED]
• Daytime Running Lamps (TBD)	• Daytime Running Lamps (942)

[REDACTED]	[REDACTED]
Spec A:	Spec A
[REDACTED]	[REDACTED]
• 3.0L V6 Duratec	• 4.0L 2V V6
• Daytime Running Lamps (942)	• Daytime Running Lamps (51D)

Spec B:	Spec B
[REDACTED]	[REDACTED]
• 3.0L V6 Duratec	• 4.0L 2V V6
• Daytime Running Lamps (942)	• Daytime Running Lamps (51D)

[REDACTED]	[REDACTED]
Spec A: Spec B	Spec A:
[REDACTED] [REDACTED]	[REDACTED]
• 3.5 L DOHC V6
Spec C:
[REDACTED]

Attachment V

Ford Motor Company / Avis Budget Car Rental

2010 Program Year

GAV PROGRAM DETAIL

DAYS-IN-SERVICE PROGRAM DETAILS						Memo:

		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

In-Service & Ordering Requirements

²	Months-In-Service	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

²	Days in Service	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

²	GAV Order Code	56Z	56Z	56Z	56Z	56G

(The number of Days in Service will Determine Tier)

Volume, Depreciation and Vehicle Lines

²	Base Depreciation Rates	See Program Summary / Dep Rates	See Program Summary / Dep Rates	Tier 2 Rates	See Program Summary / Dep Rates	Tier 2 Rates Tier 3 Rate if no tier 2

²	Depreciation Return Surcharge b/	Mustang Only	Mustang Only	Mustang Only	Mustang Only	N/A

²	Vehicle Line Availability	All repurchase vehicles except: [REDACTED]	All repurchase vehicles except: [REDACTED]	All repurchase vehicles except: [REDACTED]	All repurchase vehicles except: [REDACTED]	All Repurchase Vehicles

²	Volume % per Tier (of total repurchase)	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

²	4th Quarter Production (Sept-Dec) c/	[REDACTED]

²	Charge for Volume Deviations	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Return Restrictions

²	No Acceptance Dates given:	12-23-09 through 1-03-10

²	Max OSD 180 Day Extension d/	$15/day plus deprec.	N/A	$15/day plus deprec.	$15/day plus deprec.	$15/day plus deprec.

Mileage

²	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

²	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

²	Excess Mileage Penalty	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

[REDACTED]

²	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

²	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Turn In Standards

²	Shipping Costs	N/A	N/A	N/A	N/A	$200

²	Deductible e/	$500	$500	$500	$500	$500

²	Express Sign-Off	$100	$100	$100	$100	$100

²	All other standards and procedures provided in the 2010 Program Year Daily Rental Program Announcement f/

- - - - -

a/	Minimum hold for E-Series is [REDACTED] months

b/	Refer to Mustang return schedule

c/	4th quarter production must be prioritized for production no later than December 15, 2009.

d/	To keep vehicles from rejecting, there is a 180 day extension past Max out of Service Date at $15 per day plus normal depreciation

e/	Deductible increased by $100 to $500 (see 2010 Model Daily Rental Program Announcement for more details)

f/	Two known ramp closures: San Diego, Rochester/Syracuse NY (see 2010 Model Daily Rental Program Announcement for more details)

Attachment VI

FORD MOTOR COMPANY / Avis Budget Car Rental

2010 Program Year

RETURN SCHEDULE  (SURCHARGE )

				SURCHARGES
		Max
		Days In	Mileage	Monthly Depreciation Surcharges Based on Vehicle Acceptance Date a/
	Tier	Service	Limit	Nov, 2009	Dec, 2009	Oct, 2010	Nov, 2010	Dec, 2010

Mustang Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

	[REDACTED]	[REDACTED]	[REDACTED]	30	25	35	30	25

	[REDACTED]	[REDACTED]	[REDACTED]	30	25	35	30	25

	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Mustang Convertible	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

	[REDACTED]	[REDACTED]	[REDACTED]	60	55	65	60	55

	[REDACTED]	[REDACTED]	[REDACTED]	60	55	65	60	55

	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

- - - - -
a/  Surcharge is retroactive and will be added to base depreciation rate for all days in service

a/  Surcharge does not apply to any other months

Attachment VII

Ford Motor Company

2010 Program Year
Avis Budget Car Rental

[REDACTED]

10 MY Eligible Vehicles a/	[REDACTED] b/

Cars
Focus	[REDACTED]
Fusion	[REDACTED]
Milan	[REDACTED]
Mustang Coupe	[REDACTED]
Mustang Convertible	[REDACTED]
Taurus	[REDACTED]
Grand Marquis	[REDACTED]
Town Car	[REDACTED]
MKZ	[REDACTED]
MKS	[REDACTED]

CROSS OVERS

Edge	[REDACTED]
MKX	[REDACTED]
Flex	[REDACTED]

SUV's
Escape	[REDACTED]
Mariner	[REDACTED]
Explorer	[REDACTED]
Mountaineer	[REDACTED]
Expedition & Expedition EL	[REDACTED]
Navigator & Navigator L	[REDACTED]

TRUCKS

F-Series	[REDACTED]
E-Series -- Wagon	[REDACTED]

a/	Vehicle must be an eligible repurchase vehicle [REDACTED];

b/	[REDACTED].
Vehicle is ineligible for [REDACTED] at MOSD + 180 days.

Attachment VIII

2010 Program Year
Avis Budget Car Rental

PROGRAM YEAR VOLUME

	A/	B/		ADJUSTMENTS		C/
	Start Date	10's not in		1	2	TOTAL
FULL PROGRAM YEAR	Corporate*	weekly rpt	Base	DATE	DATE	VOLUME

CARS	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]

FOCUS	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]
FUSION	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]
MILAN	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]
MUSTANG COUPE	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]
MUSTANG CONV.	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]
TAURUS	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]
GR MARQUIS	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]
TOWN CAR	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]
MKZ	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]
MKS	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]

CROSSOVERS	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]

EDGE	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]
MKX	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]
FLEX	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]

SUVS & TRUCKS	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]

ESCAPE	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]
MARINER	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]
EXPLORER	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]
MOUNTAINEER	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]
EXPEDITION	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]
EXPEDITION EL	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]
NAVIGATOR	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]
F-SERIES	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]
ECONOLINE WAGON	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]
OTHER
HEV's	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]

FUSION HEV	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]
ESCAPE HEV	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]

Grand Total	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Notes:
A: All 10 MY included from Job 1 unless noted by start date
B. Add to Ford Weekly Report to equal full PY volume (ordered prior to 7/1/09).
C. [REDACTED] not included per contract

1.
2.
3.

Attachment IX

2010 Program Year
Avis Budget Car Rental

CALENDAR YEAR VOLUME

	A/	B/		ADJUSTMENT				C/
	Start Date	# not in		ADJ 1	ADJ 2			TOTAL
CUM DECEMBER	Corporate*	weekly rpt	Base					VOLUME

CARS		[REDACTED]	[REDACTED]					[REDACTED]

FOCUS	[REDACTED]	[REDACTED]	[REDACTED]					[REDACTED]
FUSION	[REDACTED]	[REDACTED]	[REDACTED]					[REDACTED]
MILAN	[REDACTED]	[REDACTED]	[REDACTED]					[REDACTED]
MUSTANG COUPE	[REDACTED]	[REDACTED]	[REDACTED]					[REDACTED]
MUSTANG CONV.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
TAURUS	[REDACTED]	[REDACTED]	[REDACTED]					[REDACTED]
GR MARQUIS	[REDACTED]	[REDACTED]	[REDACTED]					[REDACTED]
TOWN CAR	[REDACTED]	[REDACTED]	[REDACTED]					[REDACTED]
MKZ	[REDACTED]	[REDACTED]	[REDACTED]					[REDACTED]
MKS	[REDACTED]	[REDACTED]	[REDACTED]					[REDACTED]

CROSSOVERS	[REDACTED]	[REDACTED]	[REDACTED]					[REDACTED]

EDGE	[REDACTED]	[REDACTED]	[REDACTED]					[REDACTED]
MKX	[REDACTED]	[REDACTED]	[REDACTED]					[REDACTED]
FLEX	[REDACTED]	[REDACTED]	[REDACTED]					[REDACTED]

SUVS & TRUCKS	[REDACTED]	[REDACTED]	[REDACTED]					[REDACTED]

ESCAPE	[REDACTED]	[REDACTED]	[REDACTED]					[REDACTED]
MARINER	[REDACTED]	[REDACTED]	[REDACTED]					[REDACTED]
EXPLORER	[REDACTED]	[REDACTED]	[REDACTED]					[REDACTED]
MOUNTAINEER	[REDACTED]	[REDACTED]	[REDACTED]					[REDACTED]
EXPEDITION	[REDACTED]	[REDACTED]	[REDACTED]					[REDACTED]
EXPEDITION EL	[REDACTED]	[REDACTED]	[REDACTED]					[REDACTED]
NAVIGATOR	[REDACTED]	[REDACTED]	[REDACTED]					[REDACTED]
F-SERIES	[REDACTED]	[REDACTED]	[REDACTED]					[REDACTED]
ECONOLINE WAGON	[REDACTED]	[REDACTED]	[REDACTED]					[REDACTED]
OTHER	[REDACTED]	[REDACTED]	[REDACTED]					[REDACTED]

			[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Notes:
A: All 10 MY included from Job 1 unless noted by start date
B. Add to Ford Weekly Report to equal full PY volume (ordered prior to 7/1/09).
C. [REDACTED] not included per contract

1.
2.
3.